Supplement Dated April 28, 2000
to the Prospectuses dated June 28, 1999


NUVEEN MUNICIPAL MONEY MARKET FUND, INC.

NUVEEN MONEY MARKET TRUST
Nuveen Money Market Fund
Nuveen California Tax-Exempt Money Market Fund
Nuveen New York Tax-Exempt Money Market Fund




Effective May 1, 2000, the funds listed above will no longer settle purchases and sales of fund shares on a same-day basis. In keeping with standard industry practice, the funds will settle all purchases and sales of fund shares on a next-day basis. To better accommodate next-day settlement, the funds will change the time of day at which fund shares will be priced and by which share purchase and redemption orders must be placed from 12:00 noon
Eastern Time to 4:00 p.m. Eastern Time. This change in settlement practice will enable the funds to operate more efficiently at lower cost.

The language in each prospectus in the first paragraph under the heading "How to Buy Shares" is revised by deleting the last four sentences replacing them with the following:

The fund's net asset value is determined at 4:00 p.m. Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your check (or electronic transfer) before 4:00 p.m. Eastern Time on a business day, you will receive that day's net asset value. You will begin earning dividends on your investment the following calendar day. If the fund receives your check (or electronic transfer) after 4:00 p.m. Eastern Time on a business day, you will receive the next business day's net asset value and will begin earning dividends on your investment the following calendar day. You can buy shares by calling (800) 257-8787.

The language in each prospectus under Section 4, "Net Asset
Value" is revised by deleting 12:00 noon Eastern Time and replacing it with 4:00 p.m. Eastern Time for the time the net asset value is determined.


PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS
FOR FUTURE REFERENCE

Supplement Dated April 28, 2000
to the Statements of Additional Information dated June 28, 1999


NUVEEN MUNICIPAL MONEY MARKET FUND, INC.

NUVEEN MONEY MARKET TRUST
Nuveen Money Market Fund
Nuveen California Tax-Exempt Money Market Fund
Nuveen New York Tax-Exempt Money Market Fund




Effective May 1, 2000, the funds listed above will no longer settle purchases and sales of fund shares on a same-day basis. In keeping with standard industry practice, the funds will settle all purchases and sales of fund shares on a next-day basis. This change in settlement practice will enable the funds to operate more efficiently at lower cost.

The language in each Statement of Additional Information in the Section entitled "Net Asset Value" is revised by replacing 12:00 noon, Eastern Time with 4:00 p.m. Eastern Time as the time the fund's net asset value is determined.

The language in each Statement of Additional Information in the Section entitled "Additional Information About Purchases and Sales" under "Telephone Redemption via Fund Directsm" is revised by deleting the last four sentences dealing with expedited redemption requests. Expedited redemption requests with same-day redemption will no longer be available.

In the same section under "Additional Information", same-day information as to the Fund's daily per share income, previously available by 3:30 p.m. Eastern Time, will no longer be available on a same-day basis.






PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS FOR
FUTURE REFERENCE